UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 8, 2023

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York 10019
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Earnings Call Script

On November 8, 2023, Global Net Lease, Inc. (the “Company”) hosted a conference call to discuss its financial and operating results for the quarter ended September 30, 2023. A transcript of the pre-recorded portion of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K. As previously disclosed, a replay of the entire conference call is available through February 8, 2023 by telephone as follows:

Domestic Dial-In (Toll Free): 1-844-512-2921

International Dial-In: 1-412-317-6671

Conference Replay Number: 10181965

The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

The statements in this current report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. The words such as "may," "will," "seeks," "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "should" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of GNL's control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks associated with the recently completed merger with The Necessity Retail REIT, Inc. and the internalization of GNL's property management and advisory functions; the geopolitical instability due to the ongoing military conflict between Russia and Ukraine and Israel and Hamas, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on GNL, GNL's tenants and the global economy and financial markets; that any potential future acquisition by GNL is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all; and those risks and uncertainties set forth in the Risk Factors section of GNL's most recent Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 and its Current Report on Form 8-K filed on September 18, 2023, and all other filings with the Securities and Exchange Commission after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and GNL undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
99.1	Transcript
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: November 8, 2023	By:	/s/ James L. Nelson
Name: James L. Nelson
Title: Co-Chief Executive Officer and President